LEASES	6 Months Ended
Jun. 30, 2024
LEASES [Abstract]
LEASES
17.   LEASES

The Group occupies most of its office premises and certain mining datacenters under lease arrangements, which generally have an initial lease term between two years to 30 years. Lease contracts are typically made for fixed periods but may have extension options. The Group accounts for lease and non-lease component separately, where the non-lease component is charged to expenses as they incur. Any extension options in these leases have not been included in the lease liabilities unless the Group is reasonably certain to exercise the extension option. In addition, periods after termination options are only included in the lease term if the lease is reasonably certain not to be terminated. The Group does not have an option to purchase these leased assets at the expiration of the lease periods.

The unaudited condensed consolidated statements of financial position show the following amounts relating to the right-of-use assets:

In thousands of USD	At June 30, 2024	At December 31, 2023
Right-of-use assets
- Land and buildings	67,440	58,626
Investment properties
- Leasehold land	4,632	5,314

Addition to the right-of-use assets and investment properties of leasehold land, including the increase in the right-of-use assets and investment properties of leasehold land as a result of lease modification, for the six months ended June 30, 2024 and 2023, were approximately US$17.0 million and US$3.1 million, respectively. The balance of the investment properties leasehold land was included in investment properties. See Note 15.

The Group has an obligation to complete the site restoration of its leased land held by Asia Freeport Holdings Pte. Ltd. and its subsidiaries (collectively, “AFH”) in Singapore upon expiration of the lease for such land. The provision for the site restoration is updated annually. There is no material change for the provision for the site restoration for the six months ended June 30, 2024 and 2023.

The unaudited condensed consolidated statements of financial position show the following amounts relating to the lease liabilities:

In thousands of USD	At June 30, 2024	At December 31, 2023
Lease liabilities mature within 12 months	5,239	5,288
Lease liabilities mature over 12 months	74,123	64,923
Total lease liabilities*	79,362	70,211
* Lease liabilities in amount of approximately US$4.0 million and US$4.6 million was related to the leasehold land included in the investment properties as of June 30, 2024 and December 31, 2023. See Note 15.

Amounts recognized in profit or loss:

	Periods ended June 30,
In thousands of USD	2024	2023
Depreciation expense of right-of-use assets	3,625	3,205
Interest expense*	1,676	1,299
Expense relating to variable payment leases	134	193
Expense relating to short-term leases	160	159
Loss on lease termination	198	-
Total	5,793	4,856
*The interest expense includes the amount related to the leasehold land included in the investment properties for the periods ended June 30, 2024 and 2023, which was approximately US$0.1 million for each periods. See Note 15.

The total cash outflow for leases, including capital element of lease rentals paid and interests paid on leases for the six months ended June 30, 2024 and 2023 was approximately US$4.3 million and US$3.9 million, respectively.